UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           August 30, 2007

NEXEN INC.

(Exact Name of Registrant as Specified in Its Charter)

CANADA

(State or Other Jurisdiction of Incorporation)

1-6702 (Commission File Number)	98-6000202 (IRS Employer Identification No.)

801 – 7th AVENUE S.W. CALGARY, ALBERTA, CANADA (Address of Principal Executive Offices)	T2P 3P7 (Zip Code)

(403) 699-4000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On August 30, 2007, Nexen Inc. issued a press release regarding its Long Lake Project. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.      Financial Statements and Exhibits.

The following Exhibit is filed as part of this report:

99.1	Press Release of Nexen Inc. dated August 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 31, 2007

NEXEN INC.

By:       /s/ Rick Beingessner

Name:	Rick Beingessner
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Nexen Inc. dated August 30, 2007